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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 14, 2002
                                ----------------


                               U.S. CONCRETE, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                   000-26025                 76-0586680
   (State or other jurisdiction        (Commission              (IRS Employer
        of incorporation)              File Number)          Identification No.)


          2925 Briarpark, Suite 500
               Houston, Texas                                    77042
  (Address of principal executive offices)                     (Zip Code)



        Registrant's telephone number, including area code (713) 499-6200
                              --------------------




                                       N/A
          (Former name or former address, if changed since last report)



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ITEM  9.  REGULATION  FD  DISCLOSURE

On August 14, 2002, U.S. Concrete, Inc. submitted the following certifications by its chief executive officer and its chief financial officer pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 in correspondence to the SEC accompanying U.S. Concrete's quarterly report on Form 10-Q for the quarter ended June 30, 2002.

                            Certification Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002
        (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                               United States Code)

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Eugene
P. Martineau, President and Chief Executive Officer of U.S. Concrete, Inc., a Delaware corporation (the "Company"), hereby certify, to my knowledge, that:

     (1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:    August 14, 2002              /s/ Eugene P. Martineau
                                       -----------------------------------------
                                       Eugene P. Martineau
                                       President and Chief Executive Officer

     The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.



                            Certification Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002
        (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                               United States Code)

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Michael
W. Harlan, Senior Vice President and Chief Financial Officer of U.S. Concrete, Inc., a Delaware corporation (the "Company"), hereby certify, to my knowledge, that:

     (1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:    August 14, 2002              /s/ Michael W.Harlan
                                       -----------------------------------------
                                       Michael W. Harlan
                                       Senior Vice President and
                                       Chief Financial Officer

     The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


U.S. CONCRETE, INC.




By:      /s/ Michael W. Harlan                             Date: August 14, 2002
         ----------------------------------
         Michael W. Harlan
         Senior Vice President and
         Chief Financial Officer
         (Principal Financial Officer)